Exhibit 99.1

EXECUTION COPY

          SECOND AMENDMENT AND RESTATEMENT dated as of November 20, 2003 (this “Amendment”), to the CREDIT AGREEMENT dated as of July 21, 1999, as amended and restated as of August 20, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ALLIED WASTE INDUSTRIES, INC. (“Allied Waste”), ALLIED WASTE NORTH AMERICA, INC. (the “Borrower”), the lenders party thereto (the “Lenders”), and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

               A. Allied Waste and the Borrower have requested that the Credit Agreement be amended and restated to provide for two new tranches of term loans thereunder (the “New Tranche B Term Loans” and the “New Tranche C Term Loans”, collectively, the “New Term Loans”), the proceeds of which will be used to refinance all currently outstanding Tranche B Term Loans and Tranche C Term Loans, respectively. Except as otherwise provided herein, the New Term Loans will have the same terms as the Tranche B Term Loans and Tranche C Term Loans currently outstanding under the Credit Agreement.

               B. Allied Waste and the Borrower have further requested that such amendment and restatement provide for the refinancing of the existing Tranche A Credit-Linked Deposits with new credit-linked deposits in an equal amount (the “New Tranche A Credit-Linked Deposits”), which, except as otherwise provided herein, will have the same terms as such existing Tranche A Credit-Linked Deposits.

               C. Allied Waste and the Borrower have also requested that such amendment and restatement effect certain other modifications to the Credit Agreement, among other things, with respect to certain financial covenants.

               D. Each existing Tranche B Lender and Tranche C Lender (in either case, an “Existing Term Lender”) that executes and delivers this Amendment specifically in the capacity of a renewing Term Lender (a “Renewing Term Lender”) will be deemed upon the Amendment Effective Date (as defined below), to have agreed to the terms of this Amendment and to have made a commitment to make New Tranche B Term Loans or New Tranche C Term Loans, as the case may be, in an aggregate principal amount up to, but not in excess of, the aggregate principal amount of such Existing Term Lender’s outstanding Tranche B Term Loans or Tranche C Term Loans immediately prior to the Amendment Effective Date (“Existing Tranche B Term Loans” and “Existing Tranche C Term Loans” and, collectively, “Existing Term Loans”). Each Existing Term Lender that executes and delivers this Amendment solely in the capacity of an Existing Term Lender and not specifically as a Renewing Term Lender shall be deemed to have agreed to this Amendment but will not be deemed by virtue of such execution and delivery to have undertaken any commitment to make New Term Loans.

               E. Each existing Tranche A Lender (an “Existing Tranche A Lender”) that executes and delivers this Amendment specifically in the capacity of a renewing Tranche A Lender (a “Renewing Tranche A Lender”) will be deemed upon the Amendment Effective Date to have made a commitment to provide a New Tranche A Credit-Linked Deposit in an aggregate principal amount up to, but not in excess of, the amount of its existing Tranche A Credit-Linked Deposit immediately prior to the Amendment Effective Date (an “Existing Tranche A Credit-Linked Deposit”). Each Existing Tranche A Lender that executes and delivers this Amendment solely in its capacity as an Existing Tranche A Lender and not specifically as a Renewing Tranche A Lender will be deemed to have agreed to this Amendment but will not be deemed by virtue of such execution and delivery to have undertaken any commitment to provide a New Tranche A Credit-Linked Deposit.

               F. Each Person (other than a Renewing Term Lender in its capacity as such) that agrees to make New Term Loans (an “Additional Term Lender”) and each Person (other than a Renewing Tranche A Lender in its capacity as such) that agrees to provide a New Tranche A Credit-Linked Deposit (an “Additional Tranche A Lender”), will, on the Amendment Effective Date, make such New Term Loans to the Borrower or fund such New Tranche A Credit-Linked Deposits, in each case in the manner contemplated by Section 3 hereof. The cash proceeds to the Borrower of any such New Tranche B Term Loans and New Tranche C Term Loans will be used to repay in full the outstanding principal amount of Existing Term Loans of Existing Term Lenders (other than any such Existing Term Loans refinanced pursuant to an exchange thereof for New Term Loans of the corresponding type) and to pay fees, expenses and indemnities in connection with such prepayments and with this Amendment.

               G. The Required Lenders are willing, on the terms and subject to the conditions set forth herein, so to amend and restate the Credit Agreement, and the Renewing Term Lenders, the Renewing Tranche A Lenders, the Additional Term Lenders and the Additional Tranche A Lenders are willing, on the terms and subject to the conditions set forth herein, to make New Term Loans or provide New Tranche A Credit-Linked Deposits, as contemplated hereby.

               H. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement, as amended hereby, or in the First Amendment.

               Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

               SECTION 1. Amendment and Restatement of the Credit Agreement. The Credit Agreement is hereby amended and restated, effective as of the Amendment Effective Date, in the form of the Credit Agreement immediately prior to the Amendment Effective Date with the following changes and revisions:

               (a) Amendment of Section 1.01. Section 1.01 is hereby revised by:

          (i) inserting the following definitions in the appropriate alphabetical order therein:

          ’Non-Core Asset Sales’ means sales of assets in non-core markets made after the Restatement Effective Date and on or prior to December 31, 2004, resulting in aggregate Net Available Proceeds not in excess of $300,000,000.

          ’Original Tranche C Term Loans’ means the Tranche C Term Loans (as such term was defined in the First Amendment) made on the First Amendment Effective Date.

          ’Principal Issuing Bank’ means any Issuing Bank at such times as such Issuing Bank has issued and outstanding Letters of Credit under this Agreement exceeding $50,000,000 in the aggregate, or such lesser amount as may be agreed upon by the Administrative Agent, the Borrower and any applicable Issuing Bank.

          ’Restatement Term Loans’ means term loans made hereunder on the Restatement Effective Date.

          ’Second Amendment’ means the Second Amendment and Restatement, dated as of November 20, 2003, to this Agreement.

          ’Second Amendment Effective Date’ means the date on which the Second Amendment became effective in accordance with Section 4 thereof.

          (ii) revising that portion of the first paragraph of the definition of “Applicable Margin” appearing prior to the table set forth therein to read as follows:

          ’Applicable Margin’ means, for any day (a) with respect to any ABR Term Loan (i) 1.75% per annum at such times when the then current Leverage Ratio is greater than or equal to 4.25 to 1.00 and (ii) 1.50% per annum at such times when the then current Leverage Ratio is less than 4.25 to 1.00, (b) with respect to any Eurodollar Term Loan or Tranche A Participation Fee, (i) 2.75% per annum at such times when the then current Leverage Ratio is greater than or equal to 4.25 to 1.00 and (ii) 2.50% per annum at such times when the then current Leverage Ratio is less than 4.25 to 1.00, and (c) with respect to any ABR Revolving Loan or Eurodollar Revolving Loan, the applicable interest rate margin per annum set forth below under the caption ‘ABR Spread’ or ‘Eurodollar Spread’, as the case may be, based upon the Leverage Ratio as of the most recent determination date; provided that the ABR Spread relating to Swingline Loans, whenever the Leverage Ratio is in Category 2, 3, 4 or 5, will be .25% lower than the ABR Spread reflected in the table below:

          (iii) revising the definition of “Permitted Public Notes Refinancing Transaction” by replacing each reference to “90 days” therein with a reference to “150 days”.

          (iv) revising the definition of “Prepayment Event” by deleting the last sentence of paragraph (a) thereof in its entirety and by modifying clause (a)(iv) thereof to read as follows: “(iv) Non-Core Asset Sales.”

          (v) revising the definitions of “Term Loan” and “Term Loan Commitment” to read as follows:

          ’Term Loan’ means a Tranche B Term Loan or a Tranche C Term Loan (or, as the context may require, any term loan made hereunder prior to the Second Amendment Effective Date).

          ’Term Loan Commitment’ means, with respect to each Term Lender, the commitment of such Term Lender to make Tranche B Term Loans or Tranche C Term Loans hereunder pursuant to Section 3 of the Second Amendment on the Second Amendment Effective Date. The amounts of each Term Lender’s Term Loan Commitments is set forth on Schedule A to the Second Amendment (or in the Assignment and Acceptance pursuant to which such Term Lender assumed its Term Loan Commitment). On the Second Amendment Effective Date, the aggregate amount of Term Loan Commitments to make Tranche B Term Loans was $1,185,000,000 and to make Tranche C Term Loans was $250,000,000.

          (vi) revising the definition of “Lenders” to read as follows:

          ’Lenders’ means the Persons listed on Schedule 2.01 or on Schedule A to the Second Amendment and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance or pursuant to the repayment in full of its Term Loans pursuant to the Second Amendment. Unless the context otherwise requires, the term ‘Lenders’ includes the Swingline Lenders and the Tranche A Lenders.

          (vii) revising the definition of “Loans” to read as follows:

          ’Loans’ means the loans made by the Lenders to the Borrower pursuant to this Agreement, including Tranche B Term Loans and Tranche C Term Loans made pursuant to the Second Amendment.

          (viii) revising the definition of “Tranche A Credit-Linked Deposit” by replacing the initial reference therein to “Section 2.05(b)” with a reference to “Section 3 of the Second Amendment” and by replacing the last two sentences of such definition with the following: “The amount of each Tranche A Lender’s

Tranche A Credit-Linked Deposit on the Second Amendment Effective Date is set forth in Schedule A to the Second Amendment or in the Assignment and Acceptance pursuant to which such Tranche A Lender shall have acquired its Tranche A Credit-Linked Deposit, as applicable. The aggregate amount of the Tranche A Credit-Linked Deposits on the Second Amendment Effective Date is $200,000,000.”

          (ix) revising the definitions of “Tranche B Term Loan” and “Tranche C Term Loan” to read as follows:

          ’Tranche B Term Loan’ means a New Tranche B Term Loan (as such term is defined in the Second Amendment) made on the Second Amendment Effective Date pursuant to Section 3 of the Second Amendment. Tranche B Term Loans are not Incremental Term Loans hereunder.

          ’Tranche C Term Loan’ means a New Tranche C Term Loan (as such term is defined in the Second Amendment) made on the Second Amendment Effective Date pursuant to Section 3 of the Second Amendment. Tranche C Term Loans are not Incremental Term Loans hereunder.

               (b) Amendment of Section 2.01. Section 2.01 is revised by changing clause (a) of the first sentence thereof to read as follows: “(a) each Term Lender has, pursuant to the Second Amendment, agreed to make Term Loans to the Borrower on the Second Amendment Effective Date in an aggregate principal amount not exceeding its Term Loan Commitments and”.

               (c) Amendment of Section 2.05. Section 2.05 is revised by replacing each reference to “the Restatement Effective Date” in paragraph (b)(ii)(B) thereof with a reference to “the Second Amendment Effective Date”.

               (d) Amendment of Section 2.08. Section 2.08(a) is revised by changing clause (i) of the first sentence thereof to read as follows: “(i) the Term Loan Commitments shall terminate at 5:00 p.m., New York City time, on the Second Amendment Effective Date, and”.

               (e) Amendment of Section 2.10. Section 2.10(a) is revised by changing the first sentence thereof to read as follows:

“The Borrower shall repay Term Borrowings in an aggregate principal amount of $18,125,000 on September 30 of each year, beginning on September 30, 2004.”

               (f) Amendment of Section 2.11. Section 2.11 is revised by:

          (i) revising paragraph (c) by replacing each reference to “90th day” in clause (v) thereof with a reference to “150th day” and by inserting the following new sentence immediately after the first sentence thereof:

“For purposes of determining the amount of Indebtedness that is permitted or required to be repaid, redeemed or repurchased pursuant to clause (ii), (iii), (iv) or (v) above in circumstances where the determination of such amount is based on the Net Available Proceeds of a separate issuance of Indebtedness, the Net Available Proceeds of such separate issuance of Indebtedness shall be deemed to equal the Net Available Proceeds thereof without giving effect to any deduction of fees or expenses of such separate issuance of Indebtedness that are paid with the proceeds of Revolving Loans or Swingline Loans in accordance with Section 5.16.”

          (ii) revising paragraph (f) by replacing each reference to “Tranche C Term Loans” therein with a reference to “Original Tranche C Term Loans”.

          (g) Amendment of Section 2.12. Section 2.12 is revised by:

          (i) redesignating existing paragraph (e) as paragraph (f);

          (ii) redesignating existing paragraph (d) as paragraph (e); and

          (iii) adding a new paragraph (d) to read as follows:

          ”(d) all voluntary prepayments of Term Loans effected on or prior to the first anniversary of the Second Amendment Effective Date with the proceeds of a substantially concurrent issuance or incurrence of Indebtedness in connection with a repricing or refinancing of all or any portion of the Term Loans shall be accompanied by a prepayment fee equal to 1.0% of the aggregate amount of any such prepayment.”

               (h) Amendment of Section 5.04. Section 5.04(c) is revised by inserting “and Non-Core Asset Sales” immediately following the reference to “Designated Excess Cash Expenditures” in clause (iii) thereof.

               (i) Amendment of Section 5.16. Section 5.16 is revised by replacing the reference to “Term Loans” in the first sentence with a reference to “Restatement Term Loans” and replacing all text following the first sentence with the following:

“The proceeds of the Revolving Loans and Swingline Loans made after the Restatement Effective Date will be used only for Permitted Acquisitions, Investments permitted by Section 6.05, the payment of premiums, accrued interest, and fees and expenses in connection with any Permitted Refinancing Transaction or Permitted Public Notes Refinancing Transaction allowed hereunder or any Optional Repurchase of Refinanceable Indebtedness with the proceeds of Original Tranche C

Term Loans permitted hereby, and for general corporate purposes, including working capital. The proceeds of the Original Tranche C Term Loans will be used solely to effect Optional Repurchases of Refinanceable Indebtedness or to prepay Term Loans as required by Section 2.11(f). The proceeds of Original Tranche C Term Loans or of other issuances of Indebtedness which are required or permitted by this Agreement to be applied to the refinancing or repayment of other Indebtedness may be used to temporarily prepay Revolving Loans pending such application and may be subsequently reborrowed as Revolving Loans (subject to satisfaction of applicable conditions) and applied to such refinancing or repayment, and any such reborrowing and application will be deemed a use of such original proceeds for purposes hereof. Letters of Credit will be used solely to support payment obligations incurred in the ordinary course of business. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of Regulations U or X of the Board.”

               (j) Amendment of Section 6.01. Section 6.01(a) is revised by replacing the reference to “$75,000,000” in clause (viii)(B) with a reference to “$250,000,000”.

               (k) Amendment of Section 6.11. Section 6.11(a) is revised by:

          (i) replacing the reference to “Asset Sales referred to in clause (a)(iv) of the definition of ‘Prepayment Event’” with a reference to “Non-Core Asset Sales”; and

          (ii) inserting an additional proviso at the end of Section 6.11(a) to read as follows:

”; provided, further, however, that for purposes of determining the amount of Indebtedness that may be prepaid, repurchased or redeemed pursuant to this paragraph (a) in circumstances where the determination of such amount is based on the Net Available Proceeds of a separate issuance of Indebtedness, the Net Available Proceeds of such separate issuance of Indebtedness shall be deemed to equal the Net Available Proceeds thereof without giving effect to any deduction of fees or expenses of such separate issuance of Indebtedness that are paid with the proceeds of Revolving Loans or Swingline Loans in accordance with Section 5.16”.

               (l) Amendment of Section 6.13. Section 6.13 is revised by replacing the table appearing therein with the following:

Minimum
Period	Ratio

March 31, 2003 through September 30, 2003	1.90 to 1.00
October 1, 2003 through June 30, 2004	1.85 to 1.00
July 1, 2004 through September 30, 2004	1.90 to 1.00

Minimum
Period	Ratio

October 1, 2004 through March 31, 2005	1.95 to 1.00
April 1, 2005 through September 30, 2005	2.00 to 1.00
October 1, 2005 through December 31, 2005	2.10 to 1.00
January 1, 2006 through June 30, 2006	2.15 to 1.00
July 1, 2006 through September 30, 2006	2.20 to 1.00
October 1, 2006 through December 31, 2006	2.30 to 1.00
January 1, 2007 through March 31, 2007	2.40 to 1.00
April 1, 2007 through June 30, 2007	2.45 to 1.00
July 1, 2007 through March 31, 2008	2.50 to 1.00
April 1, 2008 through June 30, 2008	2.60 to 1.00
July 1, 2008 through September 30, 2008	2.70 to 1.00
October 1, 2008 and thereafter	2.75 to 1.00

               (m) Amendment of Section 6.14. Section 6.14 is revised by replacing the table appearing therein with the following:

Maximum
Period	Ratio

March 31, 2003 through June 30, 2005	5.75 to 1.00
July 1, 2005 through December 31, 2005	5.50 to 1.00
January 1, 2006 through June 30, 2006	5.25 to 1.00
July 1, 2006 through September 30, 2006	5.00 to 1.00
October 1, 2006 through December 31, 2006	4.75 to 1.00
January 1, 2007 through December 31, 2007	4.50 to 1.00
January 1, 2008 through June 30, 2008	4.25 to 1.00
July 1, 2008 and thereafter	4.00 to 1.00

               (n) Amendment of Section 9.04. Section 9.04(b)(i) is revised by:

               (i) changing clause (A) thereof to read as follows:

          ”(A) the Borrower; provided that no consent of the Borrower shall be required (1) for an assignment of Term Loans or Tranche A Credit-Linked Deposits to a Lender, an Affiliate of a Lender or an Approved Fund or (2) if an Event of Default under clause (i), (ii), (viii) or (ix) of Section 7.01 has occurred and is continuing;”;

               (ii) changing clause (B) thereof to read as follows:

          ”(B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of Term Loans or Tranche A Credit-Linked Deposits to a Lender, an Affiliate of a Lender or an Approved Fund; and”; and

               (iii) inserting immediately after clause (B) thereof the following new clause (C):

          ”(C) with respect to any assignment of Revolving Commitments or Revolving Loans, each Principal Issuing Bank.”

               SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrower and Allied Waste represents and warrants to each of the Lenders, the Administrative Agent and the Collateral Agent that, as of the Amendment Effective Date:

               (a) This Amendment has been duly authorized, executed and delivered by it and this Amendment and the Credit Agreement as amended and restated hereby, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

               (b) The representations and warranties set forth in Article III of the Credit Agreement are, after giving effect to this Amendment and the making of the New Term Loans, true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case they were true and correct in all material respects as of such earlier date).

               (c) No Default or Event of Default has occurred and is continuing.

               SECTION 3. New Term Loans; New Credit-Linked Deposits. (a) Subject to the terms and conditions set forth herein, (i) each Renewing Term Lender agrees to make New Tranche B Term Loans and/or New Tranche C Term Loans, as the case may be, to the Borrower on the Amendment Effective Date in amounts equal to its New Term Loan Commitment for such tranche of New Term Loans and (ii) each Additional Term Lender agrees to make New Tranche B Term Loans and/or New Tranche C Term Loans to the Borrower on the Amendment Effective Date in amounts equal to its New Term Loan Commitment for such tranche of New Term Loans. Such New Term Loans shall be made in the manner contemplated by paragraph (b) of this Section. For purposes hereof, a Person shall become an Additional Term Lender and a party to the Credit Agreement by executing and delivering to the Administrative Agent, on or prior to the Amendment Effective Date, either (x) a signature page to this Amendment setting forth the amounts of New Term Loans of each applicable tranche that such Person commits to make on the Amendment Effective Date or (y) a written instrument in form satisfactory to the Agent and the Borrower (a “Joinder Agreement”), pursuant to which such Person (i) commits to make New Term Loans on the Amendment Effective Date in the amounts set forth with respect to each applicable tranche of New Term Loans in such Joinder Agreement and (ii) agrees to become party to the Credit Agreement as a Term Lender and to be bound by the provisions of the Credit Agreement from and after the Amendment Effective Date. The “New Term Loan Commitment” for any tranche of New Term Loans (i) of any Renewing Term Lender will be such amount (not in excess of the amount of its Existing Term Loans of the corresponding tranche) as is determined by J.P. Morgan Securities Inc. (“JPMorgan”) and notified to such Lender prior to the Amendment Effective Date and (ii) of any Additional Term Lender will be the amount of such commitment set forth in its signature page hereto or in its Joinder Agreement, as applicable, or such lesser amount as is allocated to it by the Borrower and JPMorgan and notified to it prior to the Amendment Effective Date. The commitments of the Renewing Term Lenders and the Additional Term Lenders are several and no such Lender will be responsible for any other Lender’s failure to make New Term Loans.

               (b) Each Renewing Term Lender and each Additional Term Lender will make New Term Loans on the Amendment Effective Date by (i) exchanging its Existing Tranche B Term Loans or Existing Tranche C Term Loans, if any, for New Tranche B Term Loans or New Tranche C Term Loans, as the case may be, in an equal principal amount (to the extent the amounts of such Existing Term Loans, if any, of the relevant tranche do not exceed the New Term Loan Commitment of such Lender with respect to the corresponding tranche of New Term Loans) and (ii) transferring to the Administrative Agent, in the manner contemplated by Section 2.06 of the Credit Agreement, an amount equal to the excess, if any, of its New Term Loan Commitment for the relevant tranche over the principal amount of Existing Term Loans of the corresponding tranche exchanged pursuant to clause (i) above. Any portion of an Existing Term Loan exchanged for a New Term Loan as contemplated hereby is referred to herein as an “Exchanged Loan”. Each Additional Term Lender will make its New Term Loans that cannot be made pursuant to an exchange for Exchanged Loans of such Lender by transferring the amount thereof to the Administrative Agent on the Amendment Effective Date in the manner contemplated by Section 2.06 of the Credit Agreement.

               (c) Subject to the terms and conditions set forth herein, each Renewing Tranche A Lender and each Additional Tranche A Lender agrees to fund a New Tranche A Credit-Linked Deposit on the Amendment Effective Date in an amount equal to its New Tranche A Credit-Linked Deposit Commitment. Such New Tranche A Credit-Linked Deposits shall be made in the manner contemplated by paragraph (d) of this Section. For purposes hereof, a Person shall become an Additional Tranche A Lender and a party to the Credit Agreement by executing and delivering to the Administrative Agent, on or prior to the Amendment Effective Date, either (x) a signature page to this Amendment setting forth the amount of the New Tranche A Credit-Linked Deposit that such Person commits to fund on the Amendment Effective Date or (y) a Joinder Agreement pursuant to which such Person (i) commits to fund a New Tranche A Credit-Linked Deposit on the Amendment Effective Date in the amount set forth therein and (ii) agrees to become party to the Credit Agreement as a Tranche A Lender and to be bound by the provisions of the Credit Agreement from and after the Amendment Effective Date. The “New Tranche A Credit-Linked Deposit Commitment” (i) of any Renewing Tranche A Lender will be such amount (not in excess of the amount of its Existing Tranche A Credit-Linked Deposit) as is determined by JPMorgan and notified to such Lender prior to the Amendment Effective Date and (ii) of any Additional Tranche A Lender will be the amount of such commitment set forth in its signature page hereto or in its Joinder Agreement, as applicable, or such lesser amount as is allocated to it by the Borrower and JPMorgan and notified to it prior to the Amendment Effective Date. The commitments of the Renewing Tranche A Lenders and the Additional Tranche A Lenders

are several and no such Lender will be responsible for any other Lender’s failure to fund New Tranche A Credit-Linked Deposits.

               (d) Subject to the terms and conditions set forth herein, each Renewing Tranche A Lender and each Additional Tranche A Lender will fund its New Tranche A Credit-Linked Deposit on the Amendment Effective Date by (i) exchanging its existing Tranche A Credit-Linked Deposit, if any, for a New Tranche A Credit-Linked Deposit in an equal principal amount (to the extent the amount of its existing Tranche A Credit-Linked Deposit, if any, does not exceed its New Tranche A Credit-Linked Deposit Commitment) and (ii) transferring to the Administrative Agent, in immediately available funds, an amount equal to the excess, if any, of its New Tranche A Credit-Linked Deposit Commitment over the amount of such exchanged existing Tranche A Credit-Linked Deposit (“Exchanged Deposit”). Each Additional Tranche A Lender will fund such portion of its New Tranche A Credit-Linked Deposit Commitment that cannot be funded pursuant to the exchange of an Exchanged Deposit of such Lender by transferring the amount thereof to the Administrative Agent on the Amendment Effective Date in immediately available funds.

               (e) The obligations of each Renewing Term Lender and Additional Term Lender to make New Term Loans on the Amendment Effective Date and the obligations of each Renewing Tranche A Lender and each Additional Tranche A Lender to fund New Tranche A Credit-Linked Deposits on the Amendment Effective Date are subject to the satisfaction of the following conditions:

          (i) The conditions set forth in Section 4.02 of the Credit Agreement shall be satisfied on and as of the Amendment Effective Date, and the Administrative Agent shall have received a certificate of a Financial Officer, dated the Amendment Effective Date, to such effect;

          (ii) The Administrative Agent shall have received favorable legal opinions of (A) Latham & Watkins LLP, special counsel to the Loan Parties, and (B) Steven M. Helm, General Counsel of Allied Waste, in each case addressed to the Lenders and dated the Amendment Effective Date, covering such matters relating to the New Term Loans, the New Tranche A Credit-Linked Deposits, this Amendment, the Credit Agreement as amended and restated hereby, and the other Loan Documents and security interests thereunder as the Administrative Agent may reasonably request, which opinions shall be reasonably satisfactory to the Administrative Agent;

          (iii) The Administrative Agent shall have received for each of Allied Waste, the Borrower and each other Material Loan Party, a certificate of the Secretary or an Assistant Secretary of such Material Loan Party, dated the Amendment Effective Date and certifying that attached thereto is a true and complete copy of resolutions (or consent by members or partners, where applicable, to the extent required) duly adopted by the board of directors (or members or partners, where applicable) of such Material Loan Party authorizing the execution, delivery and performance of this Amendment and the Credit

Agreement as amended hereby, and the amendment of any other Loan Documents to which it is party required to be amended hereby;

          (iv) Each Loan Party that has not executed and delivered this Amendment shall have entered into a written instrument reasonably satisfactory to the Administrative Agent pursuant to which it confirms that it consents to this Amendment and that the Security Documents to which it is party will continue to apply in respect of the Credit Agreement, as amended and restated hereby, and the Obligations thereunder;

          (v) The aggregate amount of New Term Loan Commitments in respect of New Tranche B Term Loans and New Tranche C Term Loans plus the amount of any cash available to the Borrower to be used to repay Existing Term Loans on the Amendment Effective Date, shall equal or exceed the aggregate principal amount of the Existing Term Loans. The aggregate amount of the New Tranche A Credit-Linked Deposit Commitments shall equal or exceed the aggregate principal amount of the Existing Tranche A Credit-Linked Deposits;

          (vi) The Administrative Agent shall have received evidence satisfactory to it that the Borrower has made the payments referred to in Section 3(g) or is making such payments on the Amendment Effective Date with the cash proceeds of the New Tranche B Term Loans and New Tranche C Term Loans and such other funds of the Borrower as may be required; and

          (vii) The conditions to effectiveness of this Amendment set forth in Section 4 hereof shall have been satisfied.

               (f) All Borrowings of New Tranche B Term Loans and New Tranche C Term Loans made on the Amendment Effective Date will have initial Interest Periods ending on the same dates as the Interest Periods applicable to the Existing Term Loans being refinanced with such New Term Loans, and the Adjusted LIBO Rates applicable to such New Term Loans during such initial Interest Periods will be the same as those applicable to the Existing Term Loans being refinanced. For purposes of the foregoing, such Interest Periods shall be assigned to the New Tranche B Term Loans and New Tranche C Term Loans of each Additional Term Lender in the same proportion that such Interest Periods applied to the Existing Tranche B Term Loans and Existing Tranche C Term Loans, as the case may be, on the Amendment Effective Date. The Borrower will not be required to make any payments to Existing Term Lenders under Section 2.16 of the Credit Agreement in respect of the repayment of Exchanged Loans on the Amendment Effective Date pursuant to their exchange for New Term Loans.

               (g) On the Amendment Effective Date, the Borrower shall apply the cash proceeds of the New Tranche B Term Loans and the New Tranche C Term Loans and such other amounts as may be necessary to (i) prepay in full all Existing Term Loans other than Exchanged Loans, (ii) pay all accrued and unpaid interest on Existing Term Loans, (iii) pay all accrued and unpaid Tranche A Participation Fees, (iv) pay to each Existing Term Lender all amounts payable pursuant to Section 2.16 of the Credit

Agreement as a result of the prepayment of such Lender’s Existing Term Loans (other than any portion thereof constituting Exchanged Loans) on the Amendment Effective Date, and (iv) pay all other Obligations then due and owing to the Existing Term Lenders and the Existing Tranche A Lenders, in their capacities as such, under the Credit Agreement. On the Amendment Effective Date, the Administrative Agent shall return to each Existing Tranche A Lender the amount of its Existing Tranche A Credit-Linked Deposit, other than any such deposit that constitutes an Exchanged Deposit.

               (h) On and after the Amendment Effective Date, each reference in the Credit Agreement to “Tranche B Term Loans”, “Tranche C Term Loans” and “Term Loans” shall, except as the context may otherwise require, be deemed to be a reference to the New Tranche B Term Loans, the New Tranche C Term Loans and the New Term Loans contemplated hereby, and each reference in the Credit Agreement to “Tranche A Credit-Linked Deposits” shall, except as the context may otherwise require, be deemed to be a reference to the New Tranche A Credit-Linked Deposits contemplated hereby. Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments (other than as set forth in Section 3(f) above) will continue in full force and effect with respect to, and for the benefit of, each Existing Term Lender and each Existing Tranche A Lender in respect of such Lender’s Existing Term Loans or Existing Tranche A Credit-Linked Deposit, as the case may be, existing under the Credit Agreement prior to the Amendment Effective Date.

               SECTION 4. Effectiveness. This Amendment and the amendment and restatement of the Credit Agreement effected hereby shall become effective as of the first date (the “Amendment Effective Date”) on which the following conditions have been satisfied:

               (a) The Administrative Agent (or its counsel) shall have received (x) duly executed counterparts hereof that, when taken together, bear the signatures of (i) Allied Waste, (ii) the Borrower, (iii) the Required Lenders and (iv) the Administrative Agent and (y) either counterparts of this Amendment or Joinder Agreements that, when taken together, bear the signatures of each of the Renewing Term Lenders, Renewing Tranche A Lenders, Additional Term Lenders and Additional Tranche A Lenders.

               (b) The conditions to the making of the New Term Loans and the funding of the New Tranche A Credit-Linked Deposits set forth in Section 3(e) hereof shall have been satisfied.

               SECTION 5. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or Allied Waste to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

               (b) For ease of reference, the Credit Agreement, in the form amended and restated hereby, is attached as Exhibit A hereto.

               SECTION 6. Costs and Expenses. The Borrower and Allied Waste, jointly and severally, agree to reimburse the Administrative Agent for its reasonable out of pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

               SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment or of any Joinder Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart.

               SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

ALLIED WASTE INDUSTRIES, INC.,

by

Name:
Title:

ALLIED WASTE NORTH AMERICA, INC.,

by

Name:
Title:

JPMORGAN CHASE BANK, individually and as Administrative Agent and Collateral Agent,

by

Name:
Title:

SIGNATURE PAGE TO
SECOND AMENDMENT AND RESTATEMENT
DATED AS OF NOVEMBER 20, 2003,
TO THE ALLIED WASTE CREDIT AGREEMENT
DATED AS OF JULY 21, 1999, AS AMENDED
AND RESTATED AS OF AUGUST 20, 2003

To approve Second Amendment and Restatement*:

Name of Institution:

as a Renewing Term Lender

by

Name:
Title:

Name of Institution:

as an Additional Term Lender

by

Name:
Title:

New Term Loan Commitment:

New Tranche B Term Loans	$________________

New Tranche C Term Loans	$________________

Name of Institution:

as a Renewing Tranche A Lender

by

Name:
Title:

Name of Institution:

as an Additional Tranche A Lender

by

Name:
Title:

New Tranche A Credit-Linked Deposit

Commitment: $__________________

Name of Institution:

as a Revolving Lender

by

Name:
Title:

Name of Institution:

as a Lender

by

Name:
Title:

     * Each Lender must sign separately in each capacity in which it is agreeing to the terms of this Amendment.